[LOGO OF METLIFE]                                                               Contract Number (if assigned) ______________________

APPLICATION FOR VARIABLE ANNUITY                                                                                  PREFERENCE PREMIER
------------------------------------------------------------------------------------------------------------------------------------

METROPOLITAN LIFE INSURANCE COMPANY . 200 Park Avenue, New York, NY 10166-0188

SECTION I - OWNER(S) [GRAPHIC] The Individual Owner will be the Annuitant unless Section II - Annuitant is completed.
------------------------------------------------------------------------------------------------------------------------------------

[GRAPHIC] For each Owner that is a Non-US Citizen or a Non-US Permanent Legal Resident, complete the VA NON US SUPPLEMENT form.
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC] INDIVIDUAL OWNER - First Name                 Middle Name                     Last Name

          ___________________________________________   _____________________________   ____________________________________________
          Permanent Street Address                                   City                        State               Zip

          ___________________________________________   ______________________________________   _________________    ______________
          Sex: [_] Male     Date of Birth               Social Security Number                   Primary Phone Number
               [_] Female   _________________________   ______________________________________   ___________________________________

          E-Mail Address

          --------------------------------------------------------------------------------------------------------------------------
          Form of ID: [_] U.S. Driver's License   [_] Passport   Country of Legal Residence        Country of Citizenship
                      [_] Government Issued Photo ID
                                                                 _______________________________   _________________________________
          Issuer of ID                   ID Number                       ID Issue Date (if any)         ID Expiration Date

          ____________________________   _____________________________   ____________________________   ____________________________
          Name of Employer                                               Position/Title

          ____________________________________________________________   ___________________________________________________________
          Employer Street Address                              Employer City                            State          Zip

          ____________________________________________________________   ____________________________   ____________   _____________
          Are you or an immediate family member associated with a FINRA member firm? [_] Yes  [_] No

------------------------------------------------------------------------------------------------------------------------------------

      [_] TRUST - Trust Name                                             Date of Trust                  Tax ID Number

          ____________________________________________________________   ____________________________   ____________________________
          Trustee Permanent Address                            City                                       State        Zip

          ____________________________________________________________   ____________________________   ____________   _____________
          [GRAPHIC] If Owner is TRUST complete    Primary Phone Number             E-Mail Address
                    Trustee Certification form.   ______________________________   _________________________________________________

------------------------------------------------------------------------------------------------------------------------------------

          JOINT OWNER - First Name                             Middle Name                          Last Name

          __________________________________________________   __________________________________   ________________________________
          [_] Permanent Street Address same as Owner

          Permanent Street Address                             City                                        State       Zip

          ___________________________________________   ______________________________________   _________________    ______________
          Sex: [_] Male     Date of Birth               Social Security Number                   Primary Phone Number
               [_] Female   _________________________   ______________________________________   ___________________________________

          E-Mail Address                                                 Relationship to Owner

          ____________________________________________________________   ___________________________________________________________
          Form of ID: [_] U.S. Driver's License   [_] Passport   Country of Legal Residence        Country of Citizenship
                      [_] Government Issued Photo ID
                                                                 _______________________________   _________________________________
          Issuer of ID                   ID Number                       ID Issue Date (if any)         ID Expiration Date

          ____________________________   _____________________________   ____________________________   ____________________________
          Name of Employer                                               Position/Title

          ____________________________________________________________   ___________________________________________________________
          Employer Street Address                              Employer City                            State          Zip

          ____________________________________________________________   ____________________________   ____________   _____________
          Are you or an immediate family member associated with a FINRA member firm? [_] Yes  [_] No


ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT ARE VARIABLE, MAY
INCREASE OR DECREASE,WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT AND ARE NOT
GUARANTEED AS TO FIXED DOLLAR AMOUNT.
------------------------------------------------------------------------------------------------------------------------------------

MPP-APP (11/12)                                                 Page 1                                         MPP-REG200 (11/12) Fs

SECTION II - ANNUITANT               [GRAPHIC] For all IRA Tax Market selections, the Annuitant must be the Owner.
------------------------------------------------------------------------------------------------------------------------------------

First Name                                        Middle Name                       Last Name

_______________________________________________   ______________________________    ________________________________________________
Permanent Street Address:   [_] Same as Owner   [_] Same as Joint Owner

Permanent Street Address                                 City                                      State              Zip

______________________________________________________   _______________________________________   ________________   ______________

Social Security Number      Date of Birth   Primary Phone Number  Sex: [_] Male     Relationship to Owner(s)

______________________          _____________                          [_] Female   ________________________________________________

SECTION III - BENEFICIARY / BENEFICIARIES
------------------------------------------------------------------------------------------------------------------------------------

[GRAPHIC] If there are Joint Owners, the surviving Owner is the Primary Beneficiary and the beneficiaries listed below will be considered contingent beneficiaries.

[_]       Check here if the surviving Owner should NOT be considered the Primary Beneficiary upon either Owner' death.


PRIMARY BENEFICIARY:                                                                   Percentage of Proceeds _____________


First Name                                           Middle Name                          Last Name

__________________________________________________   __________________________________   ________________________________

Permanent Street Address                             City                                        State       Zip

___________________________________________   ______________________________________   _________________    ______________
Social Security Number    Date of Birth       Relationship to Owner(s)                 Primary Phone Number
_______________   _________________________   ______________________________________   ___________________________________

[_]PRIMARY BENEFICIARY [_]CONTINGENT BENEFICIARY                                      Percentage of Proceeds _____________


First Name                                           Middle Name                          Last Name

__________________________________________________   __________________________________   ________________________________

Permanent Street Address                             City                                        State       Zip

___________________________________________   ______________________________________   _________________    ______________
Social Security Number    Date of Birth       Relationship to Owner(s)                 Primary Phone Number
_______________   _________________________   ______________________________________   ___________________________________


[_]PRIMARY BENEFICIARY [_]CONTINGENT BENEFICIARY                                      Percentage of Proceeds _____________


First Name                                           Middle Name                          Last Name

__________________________________________________   __________________________________   ________________________________

Permanent Street Address                             City                                        State       Zip

___________________________________________   ______________________________________   _________________    ______________
Social Security Number    Date of Birth       Relationship to Owner(s)                 Primary Phone Number
_______________   _________________________   ______________________________________   ___________________________________

[_]PRIMARY BENEFICIARY [_]CONTINGENT BENEFICIARY                                      Percentage of Proceeds _____________


First Name                                           Middle Name                          Last Name

__________________________________________________   __________________________________   ________________________________

Permanent Street Address                             City                                        State       Zip

___________________________________________   ______________________________________   _________________    ______________
Social Security Number    Date of Birth       Relationship to Owner(s)                 Primary Phone Number
_______________   _________________________   ______________________________________   ___________________________________

------------------------------------------------------------------------------------------------------------------------------------
MPP-APP(11/12)                                                    Page 2                                       MPP-REG200 (11/12) Fs

SECTION IV - CONTRACT APPLIED FOR   [GRAPHIC] Subject to current availability.
------------------------------------------------------------------------------------------------------------------------------------

Class Selection                                   Tax Market
------------------------------------------------------------------------------------------------------------------------------------
[_] B Class      [_] R Class   [_] B Plus Class   [_] Non-Qualified   [_] Traditional IRA          [_] Roth IRA
[_] L Class      [_] C Class                      [_] Decedent IRA    [_] Non-Qualified Decedent

[GRAPHIC] If B Plus is chosen, provide the Bonus  [GRAPHIC] If Non-Qualified Decedent or Decedent IRA is chosen, complete
Disclosure Form.                                            appropriate Inherited Election Form.

Optional Riders (Available at time of application only. There are additional charges for Optional Riders listed below.)

LIVING BENEFIT RIDERS                                  DEATH BENEFIT RIDERS

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)               If no selection is made, the Standard Death Benefit will be provided at no additional charge.
   [_] GMIB Max IV
                                                       GUARANTEED MINIMUM DEATH BENEFIT (Enhanced Death Benefit (EDB))

                                                       [_] EDB Max IV (May only be selected if GMIB Max IV is elected)

                                                       [GRAPHIC] EDB not allowed in Decedent/Stretch tax markets.
                                                       EDB only available with B, R and L Class in WA.

                                                       OTHER RIDERS

                                                       [_] Annual Step Up Death Benefit

                                                       [_] EPB (Earnings Preservation Benefit) Additional Death Benefit
                                                       (May only be selected if EDB Max IV is not elected)


SECTION V - EXISTING INSURANCE AND ANNUITIES/REPLACEMENT
------------------------------------------------------------------------------------------------------------------------------------

(A)  DO YOU HAVE ANY EXISTING LIFE INSURANCE OR ANNUITY CONTRACTS?                                                   [_] Yes [_] No

(B)  WILL THE PROPOSED ANNUITY REPLACE, DISCONTINUE, OR CHANGE AN EXISTING POLICY OR CONTRACT?                       [_] Yes [_] No

[GRAPHIC] Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.

[GRAPHIC] If YES TO EITHER, ensure that any applicable disclosure and replacement forms are attached.

------------------------------------------------------------------------------------------------------------------------------------
MPP-APP (11/12)                                              Page 3                                            MPP-REG200 (11/12) Fs


SECTION VI - PAYMENT INFORMATION     [GRAPHIC] For new drafts, complete the Electronic Payment Account Agreement form.
------------------------------------------------------------------------------------------------------------------------------------

SOURCE OF FUNDS: Enter the appropriate letter from the sources listed below in the Details box of the Payment Chart.

[GRAPHIC] If Money Market Account was funded with Mutual Funds within last six months, select Mutual Fund as source.

(A) Annuity (including 403(b))                  (F) Life Insurance                            (K) Real Estate
(B) Bonds                                       (G) Loan                                      (L) Savings
(C) Certificate of Deposit                      (H) Money Market Account                      (M) Stocks
(D) Discretionary Income (Salary/Bonus)         (I) Mutual Fund (including 403(b)(7))         (N) Other
(E) Endowment                                   (J) Pension Assets

TAX MARKET OF FUNDS: Enter the appropriate number from the tax markets listed below in the Details box of the Payment Chart.

(1) Qualified Plan (401(a), 401(k), Keogh, Pension Plan, etc.)    (3) Roth IRA                (5) 403(a), 403(b), 403(b)(7)
(2) Traditional IRA, SEP IRA, SAR-SEP IRA                         (4) SIMPLE IRA              (6) Non-Qualified
------------------------------------------------------------------------------------------------------------------------------------
#   Payment Type            Delivery Method                                                 Details
------------------------------------------------------------------------------------------------------------------------------------

1    [_] Transfer          [_] Payment with Application
                                                                  AMOUNT __________________________  SOURCE OF FUNDS ______________
     [_] Rollover          [_] Transfer with Application
                                                                  SOURCE (IF OTHER) _______________  TAX MARKET OF FUNDS __________
     [_] 1035 Exchange     [_] Electronic Payment
                                                                  IF SOURCE IS ENDOWMENT: Maturity Date ___________________________
     [_] Contribution/
         Payment
                                                                  FOR IRA CONTRIBUTIONS: Tax Year _________________________________

------------------------------------------------------------------------------------------------------------------------------------

 2   [_] Transfer          [_] Payment with Application
                                                                  AMOUNT __________________________  SOURCE OF FUNDS ______________
     [_] Rollover          [_] Transfer with Application
                                                                  SOURCE (IF OTHER) _______________  TAX MARKET OF FUNDS __________
     [_] 1035 Exchange     [_] Electronic Payment
                                                                  IF SOURCE IS ENDOWMENT: Maturity Date ___________________________
     [_] Contribution/
         Payment
                                                                  FOR IRA CONTRIBUTIONS: Tax Year _________________________________

------------------------------------------------------------------------------------------------------------------------------------

3    [_] Transfer          [_] Payment with Application
                                                                  AMOUNT __________________________  SOURCE OF FUNDS ______________
     [_] Rollover          [_] Transfer with Application
                                                                  SOURCE (IF OTHER) _______________  TAX MARKET OF FUNDS __________
     [_] 1035 Exchange     [_] Electronic Payment
                                                                  IF SOURCE IS ENDOWMENT: Maturity Date ___________________________
     [_] Contribution/
         Payment
                                                                  FOR IRA CONTRIBUTIONS: Tax Year _________________________________

------------------------------------------------------------------------------------------------------------------------------------

4    [_] Transfer          [_] Payment with Application
                                                                  AMOUNT __________________________  SOURCE OF FUNDS ______________
     [_] Rollover          [_] Transfer with Application
                                                                  SOURCE (IF OTHER) _______________  TAX MARKET OF FUNDS __________
     [_] 1035 Exchange     [_] Electronic Payment
                                                                  IF SOURCE IS ENDOWMENT: Maturity Date ___________________________
     [_] Contribution/
         Payment
                                                                  FOR IRA CONTRIBUTIONS: Tax Year _________________________________

------------------------------------------------------------------------------------------------------------------------------------
MPP-APP (11/12)                                             Page 4                                             MPP-REG200 (11/12) Fs


SECTION VII - STATE DISCLOSURES / CERTIFICATION AND SIGNATURES
--------------------------------------------------------------------------------
                                 STATE DISCLOSURES

(a) Important State Notices:

MASSACHUSETTS RESIDENTS ONLY: The variable annuity for which you are making this application gives us the right to restrict or discontinue allocations of purchase payments to the Fixed Account and reallocation from the Investment Divisions to the Fixed Account. This discontinuance right may be exercised for reasons which include but are not limited to our ability to support the minimum guaranteed interest rate of the Fixed Account when the yields on our Investments would not be sufficient to do so. This discontinuance will not be exercised in an unfairly discriminatory manner. The prospectus also contains additional information about our right to restrict access to the Fixed Account in the future. BY SIGNING THIS APPLICATION, I ACKNOWLEDGE THAT I HAVE RECEIVED, READ AND UNDERSTOOD THE STATEMENTS IN THIS APPLICATION AND IN THE PROSPECTUS THAT THE FIXED ACCOUNT MAY NOT BE AVAILABLE AT SOME POINT DURING THE LIFE OF THE CONTRACT INCLUDING POSSIBLY WHEN THIS CONTRACT IS ISSUED.

PENNSYLVANIA RESIDENTS ONLY: ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

(B) STATE FRAUD STATEMENTS:

ALABAMA, ARKANSAS, DISTRICT OF COLUMBIA, LOUISIANA, NEW MEXICO, OHIO, RHODE ISLAND AND WEST VIRGINIA RESIDENTS ONLY: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

COLORADO RESIDENTS ONLY: It is unlawful to knowingly provide false, incomplete or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

FLORIDA RESIDENTS ONLY: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

KENTUCKY RESIDENTS ONLY: Any person who knowingly and with the intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

MAINE, TENNESSEE, VIRGINIA AND WASHINGTON RESIDENTS ONLY: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or denial of insurance benefits.

MARYLAND RESIDENTS ONLY: Any person who knowingly or willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly or willfully presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

NEW JERSEY RESIDENTS ONLY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

OKLAHOMA RESIDENTS ONLY: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

OREGON RESIDENTS ONLY: Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

PENNSYLVANIA RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.
--------------------------------------------------------------------------------
MPP-APP (11/12)                    Page 5                  MPP-REG200 (11/12) Fs


STATEMENT OF OWNER(S): I/WE

..    hereby represent my/our answers to the above questions to be correct and true to the best of my/our knowledge and belief.

..    have received the current prospectus for the Preference Premier(R) and all required underlying fund prospectuses.

..    understand that there is no additional tax benefit obtained by funding an IRA with a variable annuity.

..    acknowledge that MetLife does not provide legal or tax advice and does not guarantee the intended tax treatment of the annuity or any riders thereto. I/We have been informed about the tax uncertainties stated above or elsewhere in this application, and it has also been recommended to me/us that I/we consult my/our own tax advisor or tax attorney prior to the purchase of the annuity or any riders thereto.

..    understand that I/we should notify Metropolitan Life Insurance Company if any information contained in this application should change.

..    certify that the Class Selection and Optional Rider(s) meet(s) the needs of my/our current investment objectives and risk tolerance.

Under penalties of perjury, I, the Owner, certify that:

..    The number shown in this application is my correct taxpayer identification number, and I am not subject to backup withholding because

     (a)  I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends.

          OR

     (b)  the IRS has notified me that I am not subject to backup withholding.

          (IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER REPORTING
          INTEREST OR DIVIDENDS ON YOUR TAX RETURN, YOU MUST CROSS OUT AND INITIAL THIS ITEM.)

..    I am a U.S. citizen or a U.S. resident alien for tax purposes.

          (IF YOU ARE NOT A U.S. CITIZEN OR A U.S. RESIDENT ALIEN FOR TAX PURPOSES, PLEASE CROSS OUT THIS CERTIFICATION AND COMPLETE
          FORM W-8BEN).


[GRAPHIC] The IRS does not require your consent to any provision of this document other than certifications required to avoid backup withholding.

I/WE HAVE READ THE STATE FRAUD STATEMENT AND/OR IMPORTANT STATE NOTICE IN SECTION VII APPLICABLE TO ME/US.

FOR PENNSYLVANIA RESIDENTS ONLY: I/WE UNDERSTAND THAT ALL ANNUITY PAYMENTS OR VALUES PROVIDED BY THE CONTRACT BEING APPLIED
FOR WHICH ARE  BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS
TO A FIXED DOLLAR AMOUNT.



     CITY & STATE WHERE THE APPLICATION IS SIGNED

     -------------------------------------------------------------------------------------------------------------------------------

     OWNER SIGNATURE                                                                                  Date

[GRAPHIC]
     ----------------------------------------------------------------------------------------------   ------------------------------

     JOINT OWNER SIGNATURE                                                                            Date

[GRAPHIC]
     ----------------------------------------------------------------------------------------------   ------------------------------

     ANNUITANT SIGNATURE                                                                              Date

[GRAPHIC]
     ----------------------------------------------------------------------------------------------   ------------------------------

STATEMENT OF PRODUCER

All answers are correct to the best of my knowledge. I have delivered a current Preference Premier(R) variable annuity prospectus and all required underlying fund prospectuses and reviewed the financial situation of the Proposed Owner as disclosed, and believe that a multifunded annuity contract would be suitable. I am properly FINRA registered and licensed in the state where the Proposed
Owner signed this application.

Does the Owner have existing life insurance policies or annuity contracts?                                           [_] Yes  [_] No

Do you have reason to believe that the replacement or change of any
existing life insurance policies and annuity contracts may be involved?                                              [_] Yes  [_] No

     PRODUCER SIGNATURE                                                                               Date

[GRAPHIC]
     ----------------------------------------------------------------------------------------------   ------------------------------

     Printed Producer Name                                                     State License Number   Phone Number

     First                    Middle Name            Last
     -----------------------  ---------------------  ------------------------  ---------------------  ------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MPP-APP (11/12)                                              Page 6                                            MPP-REG200 (11/12) Fs